LEASE OF 135 LUDLOW AVENUE	12 Months Ended
Mar. 31, 2016
Operating Leases Rental Properties 135 Ludlow Avenue Disclosure [Abstract]
Operating Leases Rental Properties 135 Ludlow Avenue Disclosure [Text Block]
NOTE 12 -	LEASE OF 135 LUDLOW AVENUE

The Company entered into a lease for a portion of a one-story warehouse, located at 135 Ludlow Avenue, Northvale, New Jersey, consisting of approximately 15,000 square feet of floor space. The lease term began on July 1, 2010 and is classified as an operating lease.

On July 29, 2014, the Company modified this operating lease, with the material terms of the modification including the Company being permitted to occupy the entire 35,000 square feet in the building, with this expansion being necessary to support the Company’s growing and projected commercial operations.

The lease, as modified, includes an initial term which expires on December 31, 2016 and two tenant renewal options of five years each, with such options being at the sole discretion of the Company. The property related to this lease will be used for the storage of pharmaceutical finished goods, raw materials, equipment and documents as well as pharmaceutical manufacturing, packaging, distribution activities and related regulatory activities.

The additional 20,000 square feet for which the Company secured occupancy rights pursuant to the July 2014 modification agreement requires significant leasehold improvements and qualification as a prerequisite for its intended future use. These improvements are currently in progress.

Please refer to Note 9 of these financial statements for details on minimum lease payments, rent expense and deferred rent liabilities.